                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PUSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (Date of earliest event reported):  December 3, 1996



                            RESEARCH ENGINEERS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                        0-28560                      22-2356861
(State or other jurisdiction of   (Commission file number)   (IRS. Employer Identification
        incorporation)                                                    No.)



                            22700 SAVI RANCH PARKWAY
                         YORBA LINDA, CALIFORNIA 92887
                    (Address of principal executive offices)


                                 (714) 974-2500
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial statements of businesses acquired

            The accompanying financial statements of QSE (Bristol) Limited, a United Kingdom company, reflect the financial position and results of operations as of and for the years ended May 31, 1996 and 1995.

     (b) Pro forma financial information.

            The accompanying unaudited pro forma combined financial data presents the Pro Forma Combined Statements of Operations for the nine months ended December 31, 1996, and the year ended March 31, 1996, giving effect to the acquisition of one hundred percent (100%) of the shares of QSE (Bristol) Limited as if it was consummated on April 1, 1995. The pro forma data is based on the historical financial statements of QSE (Bristol) Limited and the Registrant giving affect to the transaction under the assumptions and adjustments outlined in the accompanying Notes to Unaudited Pro Forma Combined Financial Data.

            The unaudited pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if the acquisition had been consummated on the date indicated or which may be obtained in the future. The pro forma combined financial data should be read in connection with the notes thereto contained elsewhere herein, the audited financial statements of QSE (Bristol) Limited with the notes thereto contained elsewhere herein and the consolidated financial statements of the Company and the related notes thereto.

            The historical financial statements of QSE (Bristol) Limited were prepared in local currency and converted into U.S. dollars at the average exchange rate for the reporting periods reflected in the Unaudited Pro Forma Combined Statements of Operations.



                     [SIGNATURE PAGE TO FORM 8-K/A FOLLOWS]

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 7, 1997

                                    RESEARCH ENGINEERS, INC.


                                    By: /s/ AMRIT K. DAS
                                        -------------------------------------
                                        Amrit K. Das
                                        Chairman of the Board, President,
                                        Chief Executive Officer and
                                        Director (principal executive officer)



                                    By: /s/ BRIAN PAUL
                                        -------------------------------------
                                        Brian Paul
                                        Chief Financial Officer, Secretary
                                        and Treasurer (principal financial
                                        and accounting officer)

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

                           [BARNES HUNTER LETTERHEAD]


The Board of Directors
Research Engineers, Inc.:

We consent to the use of our report on our audit of the financial statements of QSE (Bristol) Limited for the year ended 31 May 1996 in the Form 8-K/A of Research Engineers, Inc.



/s/ Barnes Hunter
-----------------
Barnes Hunter


Bristol, England
3 March 1997

          QSE (BRISTOL) LIMITED

          Report and Accounts

          31 May 1996

QSE (Bristol) Limited
------------------------------------------------------------------------------
Registered No. 2168740



DIRECTORS
C B Groves
W S Park
P Stone

SECRETARY
W S Park

REGISTERED OFFICE
Cambrian House
51 Broad Street
Chipping Sodbury
Bristol
BS17 6AD

AUDITORS
Barnes Hunter
Mariner House
62 Prince Street
Bristol
BS1 4QD

BANKERS
National Westminster Bank Plc
77 Broad Street
Chipping Sodbury
Bristol
BS17 6AE

QSE (Bristol) Limited
-------------------------------------------------------------------------------
STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS


The directors present their report and the audited accounts for the year ended 31 May 1996.

RESULTS AND DIVIDENDS
The profit for the year attributable to shareholders amounts to (Pounds)9,396 (1995 - loss (Pounds)5,669). The directors do not recommend the payment of a dividend.

PRINCIPAL ACTIVITIES AND REVIEW OF BUSINESS DEVELOPMENTS
The principal activity of the company is the development of computer software for use in the construction industry

Since the year end, the company has continued to develop and market software.

FIXED ASSETS
Movements on fixed assets are shown in notes 9 and 10 to the accounts.

DIRECTORS AND THEIR INTERESTS
The directors at 31 May 1996 and their interests in the share capital of the company were as follows:

                                                 At 31 May         At 1 June
                                                      1996              1995
                                           Ordinary shares   Ordinary shares

D M Brohn (Resigned  5 January 1996 )              -                 40
C B Groves                                        40                 40
W S Park                                          40                 20
P Stone (Appointed 4 April 1996)                   -                  -

PURCHASE OF OWN SHARES

On 5 January 1996 the company purchased 20 of its own shares from D M Brohn, a director, for a consideration of (Pounds)14,375. These shares were subsequently cancelled by the company.

DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS

Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those accounts, the directors are required to:

 .  select suitable accounting policies and then apply them consistently;

 .  make judgements and estimates that are reasonable and prudent;

 . state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the accounts;

 . prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.


AUDITORS

A resolution to reappoint Barnes Hunter as auditors will be made at the Annual General Meeting.


QSE (Bristol) Limited
-------------------------------------------------------------------------------
STATEMENT OF DIRECTORS' RESPONSIBILITIES IN RESPECT OF THE ACCOUNTS


SMALL COMPANY EXEMPTIONS
The directors have taken advantage of the exemptions conferred by Part II of
Schedule 8 to the Companies Act 1985.



By order of the board

/s/ W S Park
---------------------
Secretary

2 December 1996

REPORT OF THE AUDITORS
TO THE MEMBERS OF QSE (BRISTOL) LIMITED

We have audited the accounts on pages 6 to 14, which have been prepared under the historical cost convention and on the basis of the accounting policies set out on page 8.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described on page 4 the company's directors are responsible for the preparation of the accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION
We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION
In our opinion the accounts give a true and fair view of the state of affairs of the company as at 31 May 1996 and of its profit for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

/s/ Barnes Hunter
---------------------
Chartered Accountants
Registered Auditor
Bristol

3 December 1996

QSE (Bristol) Limited
--------------------------------------------------------------------------------
PROFIT AND LOSS ACCOUNT
for the year ended 31 May 1996



                                                 Notes     1996        1995
                                                         (Pounds)    (Pounds)

TURNOVER                                          2       521,981     486,206
Operating costs                                   3      (493,175)   (481,011)
                                                          --------    --------
OPERATING PROFIT                                  4        28,806       5,195
Interest payable                                  7       (10,332)    (11,155)
Bank interest receivable                                      922         567
                                                         --------    --------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES                       19,396      (5,393)
BEFORE TAXATION
Tax on profit/(loss) on ordinary activities       8        10,000        (276)
                                                         --------    --------
PROFIT/(LOSS) FOR THE FINANCIAL YEAR                        9,396      (5,669)
                                                         ========    ========

A statement on the movement on reserves is given in note 20.



STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES for the year ended 31 May 1995

There are no recognised gains or losses other than the profit attributable to the shareholders of the company of (Pounds) 9,396 in the year ended 31 May 1996 and the loss of (Pounds)5,669 in the year ended 31 May 1995.

QSE (Bristol) Limited
--------------------------------------------------------------------------------
BALANCE SHEET
at 31 May 1996



                                                             Notes     1996       1995
                                                                     (Pounds)   (Pounds)

FIXED ASSETS
Intangible assets                                             9       44,751          -
Tangible assets                                               10      26,685     26,641
                                                                     -------    -------
                                                                      71,436     26,641
                                                                     -------    -------
CURRENT ASSETS
Debtors                                                       11     125,239    117,073
Cash at bank and in hand                                              60,783     12,086
                                                                     -------    -------
                                                                     186,022    129,159

CREDITORS:  amounts falling due within one year               12     152,037     70,427
                                                                     -------    -------
NET CURRENT ASSETS                                                    33,985     58,732
                                                                     -------    -------
TOTAL ASSETS LESS CURRENT LIABILITIES                                105,421     85,373
                                                                     -------    -------

CREDITORS: amounts falling due after more than one year       13      66,055     49,911


ACCRUALS AND DEFERRED INCOME                                          30,847     21,964
                                                                     -------    -------
                                                                       8,519     13,498
                                                                     =======    =======
CAPITAL AND RESERVES
Called up share capital                                       16          80        100
Capital Redemption Reserve                                    20          20          -
Share premium                                                 20       7,980      7,980
Profit and loss account                                       20         439      5,418
                                                                     -------    -------
                                                                       8,519     13,498
                                                                     =======    =======

The directors have taken advantage of the exemptions conferred by Part I of
Schedule 8 to the Companies Act 1985, on the grounds that the company is entitled to the benefit of those exemptions as a small company.



/s/ W S PARK    )
                )    Directors
/s/ C B GROVES  )


2 December 1996

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996



1. ACCOUNTING POLICIES
   ACCOUNTING CONVENTION
   The accounts are prepared under the historical cost convention.

   DEPRECIATION
   Depreciation is provided on all tangible fixed assets, at rates calculated to write off the cost less estimated residual value, of each asset evenly over its expected useful life, as follows:

   Office furniture and equipment, computer equipment and motor vehicles
   4  years

   RESEARCH AND DEVELOPMENT
   Development expenditure incurred on individual projects is carried forward when its future recoverability can reasonably be regarded as assured and written off over its expected useful life of 3 years.

   PATENTED SOFTWARE
   Rights to software purchased from third parties are capitalised in the balance sheet and are depreciated over their useful lives.

   LEASING AND HIRE PURCHASE COMMITMENTS
   Assets held under hire purchase agreements are capitalised in the balance sheet and are depreciated over their useful lives.

   The interest element of the rental obligations is charged to the profit and loss account over the period of the agreement and represents a constant proportion of the balance of capital repayments outstanding.

   Rentals paid under operating leases are charged to income on a straight line basis over the term of the lease.

   DEFERRED TAXATION
   Deferred taxation is provided on the liability method on all timing differences which are expected to reverse in the future without being replaced, calculated at the rate at which it is anticipated timing differences will reverse.

   PENSIONS
   The company operates a defined contribution pension scheme. Contributions are charged to the profit and loss account as they become payable in accordance with the rules of the scheme.

   GOVERNMENT GRANTS
   Grants of a revenue nature are credited to income in the period to which they relate.

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996

2. TURNOVER
   Turnover comprises the invoice value of goods and services supplied by the company, exclusive of VAT. Turnover is attributable to one activity, the development of computer software for use in the construction industry.

   An analysis of turnover by geographical market is given below:

                                                                   1996       1995
                                                                 (Pounds)   (Pounds)
   United Kingdom                                                461,679    332,610
   Overseas                                                       60,302    153,596
                                                                 -------    -------
                                                                 521,981    486,206
                                                                 =======    =======


3. OPERATING COSTS
                                                                   1996       1995
                                                                 (Pounds)   (Pounds)

   Other external charges                                         30,693     48,826
   Staff costs     - wages and salaries                          208,602    241,082
                   - social security costs                        19,872     19,548
                   - other pension costs                          90,872     19,711
   Depreciation    - tangible fixed assets                        18,127     12,596
   Amortisation    - intangible fixed assets                       6,999         -
   Other operating charges                                       118,010    139,248
                                                                 -------   -------
                                                                 493,175    481,011
                                                                 =======    =======


4. OPERATING PROFIT
   Operating loss is stated after charging/(crediting):            1996       1995
                                                                 (Pounds)   (Pounds)

   Depreciation of owned assets                                   16,096     12,596
   Depreciation of assets held under hire purchase agreements      2,031          -
   Auditor's remuneration                                          2,550      2,500
   Operating lease rentals  - plant and equipment                 11,753      9,601
                            - land and buildings                   3,170
   Government grants                                             (93,407)   (68,084)
                                                                 =======    =======

5. DIRECTORS' REMUNERATION
                                                                   1996       1995
                                                                 (Pounds)   (Pounds)

   Remuneration, including pension contributions and
   benefits in kind                                              147,276     88,262
                                                                 =======    =======

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996


Director's emoluments, excluding pension contributions, fell within the following ranges:

                                                                  1996    1995
 (Pounds)Nil    - (Pounds)5,000                                     -      1
 (Pounds)5,001  - (Pounds)10,000                                    1      -
 (Pounds)10,001 - (Pounds)15,000                                    1      -
 (Pounds)15,001 - (Pounds)20,000                                    1      -
 (Pounds)20,001 - (Pounds)25,000                                    -      2
 (Pounds)25,001 - (Pounds)30,000                                    1      -
 (Pounds)30,001 - (Pounds)35,000                                    -      1
                                                                   ====   ====

   The emoluments, excluding pension contrbutions, of the chairman, were (Pounds)17,777 (1995 (Pounds)23,131). The emoluments of the highest paid director, were (Pounds)29,821 (1995 - (Pounds)31,628).


6. STAFF NUMBERS
   The average number of persons employed by the company including directors, during the year, was as follows:

                                                                  1996    1995
                                                                   No      No

   Management                                                       2      3
   Administration                                                   3      3
   Other                                                            5      6
                                                                   ----   ----
                                                                    10     12
                                                                   ====   ====

7. INTEREST PAYABLE
                                                                  1996       1995
                                                                (Pounds)   (Pounds)

   Bank overdraft                                                1,029        133
   Bank loan                                                     8,159     10,201
   Finance charges payable under hire purchase agreements        1,144        821
                                                                ------     ------
                                                                10,332     11,155
                                                                ======     ======

8. TAX ON PROFIT/(LOSS) ON ORDINARY ACTIVITIES

                                                                  1996       1995
                                                                (Pounds)   (Pounds)

   Based on profit for the year:
   Corporation tax @ 24.83% (1995 - 25%)                        17,500       (800)
   Deferred tax                                                 (7,500)         -
                                                                -------    -------
                                                                10,000       (800)
   Corporation tax underprovided in previous years                          1,076
                                                                -------    -------
                                                                10,000        276
                                                                =======    =======

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996


9.  INTANGIBLE FIXED ASSETS
                                        Capitalised software          Patented
                                     development expenditure          Software      Total
                                                     (Pounds)          (Pounds)   (Pounds)
    Cost:
    At 1 June 1995                                   138,333              8,000      146,333
    Additions                                         51,750                -         51,750
                                                     -------             ------      -------
    At 31 May 1996                                   190,083              8,000      198,083
                                                     -------             ------      -------
    Amortisation:
    At 1 June 1995                                   138,333              8,000      146,333
    Provided during the year                           6,999                 -         6,999
                                                     -------             ------      -------
    At 31 May 1996                                   145,332              8,000      153,332
                                                     -------             ------      -------
    Net book value:
    At 31 May 1996                                    44,751                 -        44,751
                                                     =======             ======      =======
    At 1 June 1995                                        -                  -            -
                                                     =======             ======      =======


10. TANGIBLE FIXED ASSETS
                                             Office furniture     Computer       Motor
                                                and equipment    equipment    vehicles      Total
                                                      (Pounds)     (Pounds)    (Pounds)   (Pounds)

    Cost:
    At 1 June 1995                                     14,577       77,997       4,099     97,526
    Additions                                           1,440       10,093       7,500     19,033

    Disposals                                              -            -       (4,099)    (4,099)
                                                       ------      -------      ------    -------
    At 31 May 1996                                     16,870       88,091       7,500    112,461
                                                       ------      -------      ------    -------
    Depreciation:
    At 1 June 1995                                     12,964       55,876       2,045     26,641
    Provided during the year                            1,945       12,960       3,221     18,126
    Disposals                                              -            -       (3,235)    (3,235)
                                                       ------      -------      ------    -------
    At 31 May 1996                                     14,909       68,836       2,031     85,776
                                                       ------      -------      ------    -------
    Net book value:
    At 31 May 1996                                      1,961       19,255       5,469     26,685
                                                       ======      =======      ======    =======
    At 1 June 1995                                      1,613       22,121       2,054     26,641
                                                       ======      =======      ======    =======

    The net book value of Motor Vehicles above includes an amount of (Pounds)5,469 (1995 - (Pounds)nil) in respect of assets held under hire purchase contracts.

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996


11. DEBTORS
                                                    1996      1995
                                                  (Pounds)  (Pounds)
    Trade debtors                                  95,574   106,870
    Other Debtors                                  25,164     8,880
    Prepayments and accrued income                  4,501     1,323
                                                  -------   -------
                                                  125,239   117,073
                                                  =======   =======

12. CREDITORS:  amounts falling due within one year
                                                    1996      1995
                                                  (Pounds)  (Pounds)

    Bank overdraft                                 17,875        -
    Obligations under hire purchase agreements      2,000     1,090
    Current instalments due on bank loan           36,471    38,324
    Trade creditors                                30,091    16,769
    Other taxes and social security costs          13,185     9,967
    Accruals and deferred income                   24,505     4,277
    Directors' current accounts                    11,318        -
    Corporation tax                                16,592        -
                                                  -------   -------
                                                  152,037    70,427
                                                  =======   =======

13. CREDITORS: amounts falling due after more than one year
                                                           1996      1995
                                                          (Pounds)  (Pounds)

    Obligations under hire purchase agreements             2,667     1,000
    Bank loans   - repayable between one and two years    44,141    36,324
                 - repayable between two and five years   15,746     6,971
                 - repayable after more than five years    3,501     5,616
                                                          -------   -------
                                                          66,055    49,911
                                                          =======   =======

    The loan with National Westminster Bank plc is secured by a fixed charge on the leasehold property of the company.

    The bank loan is repayable in monthly instalments of (Pounds)2,471.

    The small firms loan guarantee loan of (Pounds)34,000 is repayable in monthly instalments of (Pounds)3,000.

    The small firms loan guarantee of (Pounds)50,000 is repayable in 12 monthly instalments of (Pounds)4,167 commencing 10 August 1997.

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996



14. OBLIGATIONS UNDER HIRE PURCHASE AGREEMENTS
    The maturity of these amounts is as follows:
                                                                      1996       1995
                                                                    (Pounds)   (Pounds)
    Amounts payable:
    Within one year                                                   2,316      1,500
    Within two to five years                                          3,127      1,368
                                                                      -----      -----
                                                                      5,443      2,868
    Less:  finance charges allocated to future periods                  776        778
                                                                      -----      -----
                                                                      4,667      2,090
                                                                      =====      =====
    Current obligations                                               2,000      1,090
    Non-current obligations                                           2,667      1,000
                                                                      -----      -----
                                                                      4,667      2,090
                                                                      =====      =====


15. PROVISIONS FOR LIABILITIES AND CHARGES
    DEFERRED TAXATION
    The components of the provision for deferred taxation are as follows:

                                                                                      1996        1995
                                                                                    (Pounds)    (Pounds)
    Capital allowances in advance of depreciation                                     4,118           -
    Other timing differences                                                        (11,618)          -
                                                                                   ---------    --------
                                                                                     (7,500)          -
                                                                                   =========    ========

16. SHARE CAPITAL
                                                                 Authorised         Allocated, called up
                                                                                          and fully paid
                                                             1996          1995         1996        1995
                                                          (Pounds)      (Pounds)     (Pounds)    (Pounds)

    Ordinary shares of (Pounds)1 each                        1000          1000           80         100
                                                         ========      ========      ========   ========

17. POST BALANCE SHEET EVENTS
    In December 1996 the company is committed to make a payment of (Pounds)70,000 in order to terminate a consultancy agreement.

    A letter of support has been received from Research Engineers Inc. undertaking to provide financial assistance to enable the company to meet its liabilities as they fall due (see note 22).

QSE (Bristol) Limited
--------------------------------------------------------------------------------
NOTES TO THE ACCOUNTS
at 31 May 1996


18. FINANCIAL COMMITMENTS
    The annual commitment under non-cancellable operating leases was as follows:

                                          Plant and equipment
                                           1996        1995
                                         (Pounds)    (Pounds)

    Operating leases which expire:
     within one year                       10,167      10,168
     within two to five years               9,976      14,007
                                           ------    --------
                                           20,143      24,175
                                           ======    ========

19. PENSION COMMITMENTS

    The company operates a defined contribution pension scheme for its
    directors and employees.  The   assets of the scheme are held separately from
    those of the company in an independently administered fund.


20. RESERVES

                                         Share           Capital          Share        Profit and
                                        Capital       Redemption        Premium      loss account
                                                         Reserve         Account
                                                         (Pounds)        (Pounds)

    At 1 June 1995.................      100            -                 7,980         5,418
    Purchase of Own Shares               (20)           20                   -        (14,375)
    Retained profit for the year           -            -                    -          9,396
                                        --------      --------           --------     ---------
                                          80            20                7,980           439
                                        ========      ========           ========     =========


21. RELATED PARTY TRANSACTIONS
    Professional fees included an amount of (Pounds)2,333 paid to K. Park, the father of one of the directors.


22. ULTIMATE HOLDING COMPANY With effect from 3 December 1996 Research Engineers Inc., a company incorporated in the USA acquired 100% of the share capital of this company.

                   RESEARCH ENGINEERS, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED DECEMBER 31, 1996
              (In thousands, except share and per share amounts)

                                                               Historical                               Pro forma
                                                 -----------------------------------     ------------------------------------
                                                     Research           QSE (Bristol)                                Combined
                                                    Engineers              Limited          Adjustments               Total
                                                 ------------        ---------------     --------------         -------------
Net revenues:
        Product sales                            $      6,191        $           542     $                      $       6,733
        Maintenance and support                         1,059                                                           1,059
                                                 ------------        ---------------     --------------         -------------

                   Total net revenues                   7,250                    542                                    7,792

Cost of revenues                                          561                                                             561
                                                 ------------        ---------------     --------------         -------------

                   Gross profit                         6,689                    542                                    7,231

Operating expenses:
        Selling, general and administrative             5,068                    567                 14      b,c        5,649
        Research and development                          871                    179                                    1,050
        In-process research and development               715                                      (715)     a
                                                 ------------        ---------------     --------------         -------------

                   Total operating expenses             6,654                    746               (701)                6,699
                                                 ------------        ---------------     --------------         -------------

                   Operating income (loss)                 35                   (204)               701                   532

Other (income) expense:
        Interest (income) expense, net                    (30)                    10                                      (20)
        Other                                             (91)                                                            (91)
                                                 ------------        ---------------     --------------         -------------

Income (loss) before income taxes                         156                   (214)               701                   643

Income tax expense                                        236                      5                (23)     d            218
                                                 ------------        ---------------     --------------         -------------

                   Net (loss) income             $        (80)       $          (219)    $          724         $         425
                                                 ============        ===============     ==============         =============

Net (loss) income per share                      $      (0.02)                                                  $        0.08
                                                 ============                                                   =============

Weighted average common shares outstanding          5,014,889                                                       5,014,889
                                                 ============                                                   =============




See accompanying notes to unaudited pro forma combined financial data


                   RESEARCH ENGINEERS, INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1996
              (In thousands, except share and per share amounts)



                                                              Historical                                 Pro forma
                                                 --------------------------------                   ----------------
                                                     Research        QSE (Bristol)                          Combined
                                                    Engineers           Limited          Adjustments         Total
                                                 ------------     ---------------     --------------    ------------
Net revenues:
        Product sales                            $      6,044     $           797     $                 $      6,841
        Maintenance and support                         1,279                                                  1,279
                                                 ------------     ---------------     --------------    ------------

                   Total net revenues                   7,323                 797                              8,120

Cost of revenues                                          524                                                    524
                                                 ------------     ---------------     --------------    ------------

                   Gross profit                         6,799                 797                              7,596

Operating expenses:
        Selling, general and administrative             4,469                 607                191   c       5,267
        Research and development                        1,360                 151                              1,511
        In-process research and development                89                                                     89
                                                 ------------     ---------------     --------------    ------------

                   Total operating expenses             5,918                 758                191           6,867
                                                 ------------     ---------------     --------------    ------------

                   Operating income                       881                  39               (191)            729

Other (income) expense:
        Interest expense, net                             246                  15                                261
        Other                                            (125)                                                  (125)
                                                 ------------     ---------------     --------------    ------------

Income before income taxes                                760                  24               (191)            593

Income tax expense                                        262                  13                (70) d          205
                                                 ------------     ---------------     --------------    ------------

                   Net Income                    $        498     $            11     $         (121)   $        388
                                                 ============     ===============     ==============    ============

Net income per share                             $       0.12                                           $       0.09
                                                 ============                                           ============

Weighted average common shares outstanding          4,139,384                                              4,139,384
                                                 ============                                           ============




See accompanying notes to unaudited pro forma combined financial data


                   RESEARCH ENGINEERS, INC. AND SUBSIDIARIES
             NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                                (In thousands)


1. PURCHASE PRICE ALLOCATION

   The following outlines the current estimate for the purchase price of the acquisition of QSE (Bristol) Limited. Management believes that there will be no material adjustments to this allocation which is based upon an independent appraisal of the assets purchased and liabilities assumed as follows:


   Goodwill                                  $    721
   In process research and development            715
   Existing technology                            169
   Other intangibles                               64
                                             --------
                                                1,669
   Net book value of liabilities                 (156)
                                             --------
                                             $  1,513
                                             ========

2. PRO FORMA ADJUSTMENTS

   Certain pro forma adjustments have been made to the accompanying pro forma combined statements of operations as described below. The pro forma adjustments outlined below assume that the acquisition of QSE (Bristol) Limited took place at the beginning of the Company's last fiscal year, specifically April 1, 1995.

   (a) To eliminate non-recurring charge of $715 related to in process research and development.

   (b) To eliminate non-recurring charge of $113 by QSE (Bristol) Limited related to an exceptional bonus paid prior to the acquisition.

   (c) To record amortization charges of $127,000 and $191,000 for the periods ended December 31, 1996 and March 31, 1996, respectively, related to acquired intangibles (Note 1). The amortization period for these intangibles is five years.

   (d) To adjust provision for income taxes for the effect of the proforma adjustments.

3. IN PROCESS RESEARCH AND DEVELOPMENT

   In connection with the acquisition of QSE (Bristol) Limited, the Company obtained an appraisal of the assets acquired which indicated that these assets combined include approximately $715 of research and development in process. In the opinion of management and the appraiser, the technological feasibility of the acquired technology had not yet been established and the technology had no future alternative uses at the time of the acquisition, and accordingly, this amount was charged to expense. These costs are considered non-recurring expenses and the Company is not able to determine if any such costs will be incurred in the future.